CIMPRESS N.V. Q3 Fiscal Year 2015 Earnings presentation, commentary & financial results supplement April 29, 2015 1

Safe Harbor Statement 2 This presentation and the accompanying notes contain statements about our future expectations, plans and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, including but not limited to our expectations for the growth, development, and profitability of our business and our recent acquisitions, the results of our investments in our business, and our financial outlook and guidance set forth under the headings “FY2015 Outlook & Expectations,” “Revenue and EPS Guidance,” and “Capital Expenditures Guidance.” Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our forecasts are based; our failure to execute our strategy; our inability to make the investments in our business that we plan to make; the failure of our strategy, investments, and efforts to reposition the Vistaprint brand to have the effects that we expect; our failure to promote and strengthen our brands; our failure to acquire new customers and enter new markets, retain our current customers, and sell more products to current and new customers; our failure to identify and address the causes of our revenue weakness in some of our markets; our failure to manage the growth and complexity of our business and expand our operations; costs and disruptions caused by acquisitions and strategic investments; the failure of the businesses we acquire or invest in to perform as expected; difficulties or higher than anticipated costs in integrating the systems and operations of our acquired businesses into our systems and operations; the willingness of purchasers of marketing services and products to shop online; the failure of our current and new marketing channels to attract customers; currency fluctuations that affect our revenues and costs including the impact of currency hedging strategies and intercompany transactions; unanticipated changes in our markets, customers, or business; competitive pressures; interruptions in or failures of our websites, network infrastructure or manufacturing operations; our failure to retain key employees; our failure to maintain compliance with the covenants in our revolving credit facility and senior notes or to pay our debts when due; costs and judgments resulting from litigation; changes in the laws and regulations or in the interpretations of laws or regulations to which we are subject, including tax laws, or the institution of new laws or regulations that affect our business; general economic conditions; and other factors described in our Form 10-Q for the fiscal quarter ended December 31, 2014 and the other documents we periodically file with the U.S. Securities and Exchange Commission.

Presentation Organization & Call Details 3 • Q3 FY2015 Overview • Q3 FY2015 Operating and financial results • Looking ahead • Supplementary information • Reconciliation of GAAP to non-GAAP results Live Q&A Session: THURSDAY MORNING April 30, 2015, 7:30 a.m. ET Link from ir.cimpress.com Hosted by: Robert Keane President & CEO Ernst Teunissen EVP & CFO

Q3 FY2015 Overview • Year-over-year revenue growth of 19% – Vistaprint constant currency growth rate continues to improve – Recent acquisitions performing well • GAAP and Non-GAAP EPS up significantly year over year • GAAP profitability higher than expectation set in January primarily due to currency impact on intercompany loan balance (non-cash, non-operational) • Continued progress against strategic goals 4 Solid Performance Consolidated 4

Priorities • Leadership – Being the world leader in mass customization – Focused at the intersection of: • Empowering people to make an impression with individually meaningful, customized physical products • Computer Integrated Manufacturing • Large scale in small quantities • Long-termism – Multi-decade mutual success for customers, team members, society and long-term investors • Intrinsic Value Per Share – Our best estimate of future free cash flow per share, discounted at our cost of capital 5

Strategy & Capital Allocation 6 • Strategy – Develop an integrated “mass customization platform” to drive operational advantages of scale such as conformance, selection and cost – Bring to market via a portfolio of focused brands, each of which individually controls UX, service, merchandising, marketing & sales • Capital Allocation – Organic investments – M&A – Share repurchases – Each evaluated relative to our priorities described on previous page

Vistaprint Business Unit • Continued to move value proposition toward needs of the "higher expectations” segment of micro-businesses – Improved trends in markets in which we have made major marketing changes and rolled out new changes in remaining European markets – Traction in customer metrics, including gross profit per customer – Expanded offering in signage, digital products, design services • Launched first ever brand-oriented TV spot – Taking brand credit for the improved experience and offering for our customers – Highlights the value of what our products empower, not the price at which they are discounted 7 7 Expanded Range of Signs and Banners New Brand-Oriented TV Ad

Recent Acquisitions: Exagroup and Druck.at • Closed in mid April 2015 • Leaders in France (Exagroup) and Austria (Druck.at) web-to-print markets selling to resellers such as graphic designers and local print shops • Directly supports our strategy to leverage a common operational platform across multiple brands, each brand with a distinct value proposition and customer focus 8

• Japan/India/Brazil: – Remain in “foundation building” stage, as expected – Construction of manufacturing plant in Japan continues – Expansion of capabilities in Brazil and India • Albumprinter performing well • Recently Acquired Subsidiaries – Printdeal and Pixartprinting continuing to perform well – Integration activities progressing as scheduled Other Business Units 9 Japan India 9

Manufacturing & Technology 10 • Remain at the early stages of a multi-year project – Talent and software technology investments ramping up • Expanding of beta production for soft goods, promotional products, and apparel • Further gains in productivity, conformance and reliability in relocated Printdeal operations 10

Q3 FY2015 Financial & Operating Metrics

Q3 FY2015: Revenue Growth Consolidated Total Revenue (reported, in millions) Total Revenue Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Q3 FY15 $288 $280 $275 $371 $286 $338 $334 $440 $340 Year-over-Year growth excl. TTM acquisitions and joint ventures Year-over-Year Growth Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Q3 FY15 (1)% 5% 6% 3% 4% 12% 12% 9% 6% 21% 21% 19% 19% 12 Revenue Growth (USD)

Q3 FY2015: Profit Metrics

Consolidated

GAAP EPS



$0.17
$0.07
$0.01
$1.18
$0.04
$0.03
$0.71
$1.89
$0.25
Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Q3 FY15

Non-GAAP EPS*



$0.48
$0.41
$0.46
$1.50
$0.24
$0.75
$0.84
$2.11
$0.72
Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Q3 FY15

GAAP Net Income (Loss)



GAAP Net Income
GAAP Net Income Margin
$6
$2
$-
$41
$1
$1
$24
$64
$9
20%
15%
10%
5%
0%
Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Q3 FY15

Non-GAAP Net Income*



Non-GAAP Net Income
Non-GAAP Net Income Margin
$17
$14
$16
$53
$8
$25
$28
$72
$25
20%
15%
10%
5%
0%
Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Q3 FY15

In USD millions except per share data. Please see reconciliation to GAAP net income at the end of this presentation.

**Our non-GAAP results for the periods Q4 FY14 - Q3 FY15 have been recast to exclude the currency impact on acquisition-related earn-outs.*

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Currency Impacts this Quarter • Impact on our operational results: – Reduced our YoY revenue growth by 700 bps – More limited impact on bottom line due to natural hedges, and an active currency hedging program • Additional impact from non- operational items: – We do not apply hedge accounting for our cash flow currency hedges so we incur unrealized gains/losses (Q3: gains of $4.0M) – Intercompany balances create non-cash impacts on P&L (Q3: net gains of $2.5M) 14

Consolidated

Cash Flow and ROIC Highlights

TTM Cash Flow from Operations


$123
$140
$133
$140
$135
$149
$201
$245
$243
Q3FY13 Q4FY13 Q1FY14 Q2FY14 Q3FY14 Q4FY14 Q1FY15 Q2FY15 Q3FY15

TTM Free Cash Flow


$35
$53
$55
$64
$58
$66
$118
$167
$161
Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Q3 FY15

TTM Capital Expenditures


Mfg & Automation
Land & Facilities
Other
% of revenue
$80
$79
$69
$66
$66
$72
$71
$65
$68
7%
7%
6%
5%
5%
6%
5%
5%
5%
Q3FY13 Q4FY13 Q1FY14 Q2FY14 Q3FY14 Q4FY14 Q1FY15 Q2FY15 Q3FY15

TTM Return on Invested Capital


TTM Non-GAAP ROIC
TTM GAAP ROIC
18%
18%
20%
24%
23%
23%
23%
24%
24%
8%
8%
10%
15%
14%
14%
14%
15%
14%
Q3FY13 Q4FY13 Q1FY14 Q2FY14 Q3FY14 Q4FY14 Q1FY15 Q2FY15 Q3FY15

In USD millions except percentages. Please see reconciliation of non-GAAP measures at the end of this presentation.

15

Consolidated

Debt Related Metrics

Quarterly Adjusted EBITDA


$34.3
$29.1
$32.5
$74.2
$26.1
$47.5
$49.5
$94.2
$47.2
Q3FY13 Q4FY13 Q1FY14 Q2FY14 Q3FY14 Q4FY14 Q1FY15 Q2FY15 Q3FY15

TTM Adjusted EBITDA


$144.1
$142.7
$152.8
$170.0
$161.8
$180.2
$197.3
$217.3
$238.3
Q3FY13 Q4FY13 Q1FY14 Q2FY14 Q3FY14 Q4FY14 Q1FY15 Q2FY15 Q3FY15

*Availability under our senior secured credit facility ($ millions)**	3/31/2015	
Maximum aggregate available for borrowing	$	846.0
Outstanding borrowings of senior secured credit facilities	$	(156.0)
Remaining amount	$	690.0
Limitations to borrowing due to debt covenants and other obligations*	$	(80.3)
Amount available for borrowing as of March 31, 2015	$	609.7

* Our borrowing ability under our senior secured credit facility can be limited by our debt covenants each quarter. These covenants may limit our borrowing capacity depending on our leverage, other indebtedness, such as notes, capital leases, letters of credit, and other debt, as well as other factors that are outlined in our credit agreement filed as an exhibit in our Form 8-Ks filed on February 13, 2013, January 22, 2014, and September 25, 2014.

Please see adjusted EBITDA reconciliation to GAAP net income at the end of this presentation.
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Geographic Region Revenue Quarterly (millions)

Consolidated


North America: Vistaprint Business Unit
Europe: Vistaprint Business Unit and Albumprinter
Europe: Recent Acquisitions (Printdeal, Pixartprinting & FotoKnudsen)
Other Geographies
$16.4
$108.3
$163.0
$15.6
$94.9
$169.5
$15.6
$94.7
$164.8
$20.3
$161.0
$189.4
$15.9
$104.2
$166.1
$16.1
$43.6
$98.6
$179.9
$17.8
$41.9
$96.5
$177.7
$24.8
$54.1
$154.5
$206.5
$16.9
$40.9
$92.4
$189.8
Q3 FY13
Q4 FY13
Q1 FY14
Q2 FY14
Q3 FY14
Q4 FY14
Q1 FY15
Q2 FY15
Q3 FY15

*Q3 FY2015**

Other:
5% of total revenue
6% y/y growth
21% y/y constant currency growth
*14% y/y constant currency growth ex. joint ventures from past year***

Europe:
39% of total revenue
28% y/y growth
44% y/y constant currency growth
5% y/y constant currency growth ex. acquisitions from past year

North America:
56% of total revenue
14% y/y growth
15% y/y constant currency growth

All Printdeal, Pixartprinting, FotoKnudsen, and Albumprinter revenue included in total Europe revenue. All Webs revenue included in total North American revenue. All Digipri and Printi revenue included in total Other revenue.

***Year-over-year constant currency growth excluding joint ventures excludes revenue from Digipri and Printi. Please see reconciliation to reported revenue growth rates at the end of this presentation.*

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Operational Metrics

Vistaprint, Albumprinter and Webs

Excludes Printi, Printdeal, Pixartprinting and FotoKnudsen


Orders (M)
7.6
7.1
9.8
7.8
7.1
7.1
9.1
7.3
7.0
6.8
8.8
7.2
Q4 FY12
Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13
Q1 FY14
Q2 FY14
Q3 FY14
Q4 FY14
Q1 FY15
Q2 FY15
Q3 FY15


Average Order Value
$35.69
$35.79
$35.72
$37.56
$39.08
$39.40
$40.92
$40.14
$42.50
$43.32
$43.55
$42.08
Q4 FY12
Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13
Q1 FY14
Q2 FY14
Q3 FY14
Q4 FY14
Q1 FY15
Q2 FY15
Q3 FY15

18

Operational Metrics

Vistaprint, Albumprinter and Webs

Excludes Printi, Printdeal, Pixartprinting and FotoKnudsen

New Customers (millions)



3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2.3
2.3
3.3
2.6
2.3
2.2
2.9
2.4
2.2
2.1
2.7
2.2
Q4 FY12
Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13
Q1 FY14
Q2 FY14
Q3 FY14
Q4 FY14
Q1 FY15
Q2 FY15
Q3 FY15

Implied COCA



$35
$30
$25
$20
$15
$10
$5
$0
$25
$28
$28
$27
$26
$29
$28
$27
$25
$30
$31
$32
Q4 FY12
Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13
Q1 FY14
Q2 FY14
Q3 FY14
Q4 FY14
Q1 FY15
Q2 FY15
Q3 FY15

Advertising as % of Revenue



35%
30%
25%
20%
15%
10%
5%
0%
23%
26%
27%
24%
21%
23%
22%
23%
19%
21%
22%
24%
Q4 FY12
Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13
Q1 FY14
Q2 FY14
Q3 FY14
Q4 FY14
Q1 FY15
Q2 FY15
Q3 FY15

19

TTM* Unique Customers (M) Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Q3 FY15 6.5 6.7 6.9 7.0 7.0 7.1 7.2 7.4 10.5 10.4 10.0 9.8 9.7 9.6 9.4 9.3 Historical Revenue Driver Metrics Excludes Printi, Printdeal, Pixartprinting and FotoKnudsen 16.7 17.0 16.9 16.8 16.7 16.7 16.6 Vistaprint, Albumprinter and Webs 17.1 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Q3 FY15 TTM Unique Customers (M) 17.0 17.1 16.9 16.8 16.7 16.7 16.6 16.7 TTM New Customers (M) 10.5 10.4 10.0 9.8 9.7 9.6 9.4 9.3 TTM Repeating Customers (M) 6.5 6.7 6.9 7.0 7.0 7.1 7.2 7.4 As % of Unique Customers TTM New Customers 62% 61% 59% 58% 58% 57% 57% 56% TTM Repeating Customers 38% 39% 41% 42% 42% 43% 43% 44% Y/Y Growth TTM Unique Customers 13% 8% 2% (1)% (2)% (2)% (2)% (1)% TTM New Customers 9% 3% (5)% (7)% (8)% (8)% (6)% (5)% TTM Repeating Customers 20% 18% 13% 9% 8% 6% 4% 6% Implied Retention** 43% 42% 42% 41% 41% 42% 43% 44% *trailing twelve month at period end **TTM repeating customers as % of year-ago unique customers 20

Historical Revenue Driver Metrics Excludes Printi, Printdeal, Pixartprinting and FotoKnudsen Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Q3 FY15 Average TTM Bookings per Unique Customer $ 69 $ 70 $ 72 $ 73 $ 74 $ 75 $ 76 $ 77 Average TTM Bookings per New Customer $ 51 $ 52 $ 53 $ 53 $ 54 $ 55 $ 56 $ 56 Average TTM Bookings per Repeat Customer $ 97 $ 98 $ 100 $ 101 $ 102 $ 103 $ 103 $ 103 Y/Y Growth Average TTM Bookings per Unique Customer 1% 4% 7% 7% 7% 7% 6% 5% Average TTM Bookings per New Customer — % 4% 6% 6% 6% 6% 6% 6% Average TTM Bookings per Repeat Customer (1)% 1% 4% 5% 5% 5% 3% 2% *trailing twelve month at period end Vistaprint, Albumprinter and Webs 21 Total Repeat New Average TTM* Bookings Per Unique Customer (USD) Q4 FY13Q1 FY14Q2 FY14Q3 FY14Q4 FY14Q1 FY15Q2 FY15Q3 FY15 Average Customer Bookings: $69 $70 $72 $73 $74 $75 $76 $77 $97 $98 $100 $101 $102 $103 $103 $103 $51 $52 $53 $53 $54 $55 $56 $56

Looking Ahead

FY 2015 Outlook & Expectations • Changes to revenue outlook: – Operational outlook essentially unchanged – Reduced range by roughly $20 million to reflect currency movements since January – New acquisitions add about $30 million of revenue in Q4 – Narrowed guidance range • Changes to EPS outlook increase GAAP and non-GAAP EPS ranges: – Higher operational profit expectation – Impact of acquisition-related earn-outs – Impact of new acquisitions – Impact of senior notes offering – Higher income tax expectation 23

FY 2015 Outlook & Expectations (cont.) • Do not expect further P&L impacts from earn outs from past acquisitions, but cash flow impact still ahead • GAAP dilution estimates for Exagroup and Druck.at acquisitions are preliminary pending completion of purchase accounting in Q4 2015 • Currency is volatile and difficult to predict 24

Revenue and EPS Guidance* The Company is providing the following assumptions to facilitate non-GAAP adjusted net income per diluted share comparisons that exclude share-based compensation related expenses, amortization of acquired intangible assets, tax charges related to the alignment of IP with our global operations, the impact of acquisition-related earn-outs and their related currency impact, changes in unrealized gains and losses on currency forward contracts, and unrealized currency gains and losses on intercompany financing arrangements: As of April 29, 2015 FY15 ending 06/30/2015 Revenue $1,460 - $1,480 million Revenue growth from FY 2014 period 15% - 17% Constant currency revenue growth estimate 21% - 22% GAAP EPS $2.72 - $2.92 EPS growth from FY 2014 period 113% - 128% GAAP share count 33.6 million FY15 ending 06/30/2015 Non-GAAP adjusted EPS $4.00 - $4.20 EPS growth from FY 2014 period 36% – 42% Non-GAAP share count 34.0 million Non-GAAP exclusions $44.3 million *Millions, except share and per share amounts and as noted Consolidated 25

FY 07 FY 08 FY 09 FY 10 FY 11 FY 12 FY 13 FY 14 FY 15-High FY 15-Low 14% 6% 6% 3% 2% 2% 2% 3% 2% 2% 8% 7% 7% 9% 2% 2% 3% 1% 2% 2% 3% 3% 2% 3% 1% 1% 2% 2% 2% 1% Capital Expenditures Guidance As of April 29, 2015 (expressed as percent of revenue) FY 2015 Guidance: • $80M - $90M • ~5%-6% of revenue guidance midpoint Actuals Guidance $63M $63M $76M $90M $80M$101M $37M $46M $79M $72M Consolidated 25% 16% 15% 5% 6% 6% 7% 5% 15% 5% 26

Summary • Clear priorities – Leadership: world leader in mass customization – Long termism: multi-decade mutual success for stakeholders – Intrinsic value: future free cash flow per share, discounted at cost of capital • Solid performance YTD 2015 – Investments in technology for common mass customization platform – Continued traction of Vistaprint brand repositioning – Acquisitions and investments performing well • Remain confident in ability to meet our objectives 27

Q&A Session Please go to ir.cimpress.com for the live Q&A call at 7:30 am EDT on April 30, 2015

Q3 Fiscal Year 2015 Financial and Operating Results Supplement

23% constant-currency growth Revenue Growth Rates* Constant-Currency Reported Constant-Currency Excl. TTM Acquisitions and Joint Ventures Reported Excl. TTM Acquisitions and Joint Ventures 30% 25% 20% 15% 10% 5% 0% -5% Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Q3 FY15 *All acquisitions included as of acquisition dates. "Excl. TTM Acquisitions and Joint Ventures" excludes Printdeal, Pixartprinting and Fotoknudsen, Printi and Digipri Please see reconciliation to reported revenue growth rates at the end of this presentation. 19% reported 26% constant-currency FY12 25% constant-currency growth FY13 16% constant-currency growth FY14 8% constant-currency growth Consolidated 4% reported 11% constant-currency FY15 YTD 30

Other 50% 40% 30% 20% 10% 0% -10% Q4 FY 12 Q1 FY 13 Q2 FY 13 Q3 FY 13 Q4 FY 13 Q1 FY 14 Q2 FY 14 Q3 FY 14 Q4 FY 14 Q1 FY 15 Q2 FY 15 Q3 FY 15 33% 29% 24% 10% 8% 2% 6% 10% 8% 27% 21% 13% 10% 14% Europe 50% 40% 30% 20% 10% 0% -10% Q4 FY 12 Q1 FY 13 Q2 FY 13 Q3 FY 13 Q4 FY 13 Q1 FY 14 Q2 FY 14 Q3 FY 14 Q4 FY 14 Q1 FY 15 Q2 FY 15 Q3 FY 15 30% 23% 14% 8% 2% 2% (2)% (7)% 43% 45% 41% 44% (2)% 1% 4% 5% North America 50% 40% 30% 20% 10% 0% -10% Q4 FY 12 Q1 FY 13 Q2 FY 13 Q3 FY 13 Q4 FY 13 Q1 FY 14 Q2 FY 14 Q3 FY 14 Q4 FY 14 Q1 FY 15 Q2 FY 15 Q3 FY 15 21% 22% 20% 15% 18% 15%14% 3% 7% 8% 10%15% Constant Currency Geographic Region Revenue Growth *All acquisitions included as of acquisition dates. Please see reconciliation to reported revenue growth rates at the end of this presentation. Consolidated 31

Gross Margin and Gross Profit

Consolidated



Gross Profit (millions)
GM %
64.6%
65.0%
67.2%
65.5%
64.6%
65.2%
67.4%
64.7%
60.5%
61.0%
64.4%
63.1%
$162
$163
$234
$189
$181
$179
$250
$185
$205
$204
$283
$214
Q4 FY12
Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13
Q1 FY14
Q2 FY14
Q3 FY14
Q4 FY14
Q1 FY15
Q2 FY15
Q3 FY15
FY12 65.2%
FY13 65.7%
FY14 64.5%
FY15 YTD 63.0%

32

GAAP Adjusted Net Income (millions) GAAP Adjusted Net Margin Q4FY12 Q1FY13 Q2FY13 Q3FY13 Q4FY13 Q1FY14 Q2FY14 Q3FY14 Q4FY14 Q1FY15 Q2FY15 Q3FY15 $4 $(2) $23 $6 $2 $— $41 $1 $1 $24 $64 $9 1.5% (0.7)% 6.6% 2.0% 0.8% 0.1% 11.0% 0.5% 0.3% 7.1% 14.5% 2.5% GAAP Net Income (Loss) and Net Margin FY12 $44 FY13 $29 FY14 $44 Consolidated FY15 YTD $96 33

Non-GAAP Adjusted Net Income (millions) Non-GAAP Adjusted Net Margin Q4FY12 Q1FY13 Q2FY13 Q3FY13 Q4FY13 Q1FY14 Q2FY14 Q3FY14 Q4FY14 Q1FY15 Q2FY15 Q3FY15 $15 $9 $36 $17 $14 $16 $53 $8 $25 $28 $72 $25 5.9% 3.6% 10.3% 5.9% 5.0% 5.9% 14.2% 2.9% 7.6% 8.6% 16.4% 7.4% Non-GAAP Adjusted Net Income* & Non-GAAP Adjusted Net Margin* *Please see reconciliation of non-GAAP measures at the end of this presentation. FY12 $77 FY13 $76 FY14 $103 Consolidated FY15 YTD $125 34

Q3 FY15 Q3 FY14 1.3% 1.8% 12.1% 10.0% 14.2% 14.8% 35.5% 38.1% 36.9% 35.3% Q3 Income Statement Comparison to Prior Year, as a percentage of revenue Consolidated 35

Q3 FY15 Q2 FY15 1.3% 13.6%12.1% 8.6%14.2% 10.6% 35.5% 31.6% 36.9% 35.6% Q3 Income Statement Comparison to Prior Quarter, as a percentage of revenue Consolidated 36

Q4FY12 Q1FY13 Q2FY13 Q3FY13 Q4FY13 Q1FY14 Q2FY14 Q3FY14 Q4FY14 Q1FY15 Q2FY15 Q3FY15 $8.6 $8.4 $8.5 $8.4 $8.3 $8.6 $8.1 $5.8 $6.1 $5.8 $5.4 $6.0 Share-Based Compensation* (millions) 37 * Share-based compensation (SBC) expense includes SBC-related tax adjustment. The period from Q4 FY12 to Q2 FY14 includes expense related to the RSA grants as part of the Webs acquisition. FY12 $26.1 FY13 $33.7 FY14 $28.5 Consolidated FY15 YTD $17.2

Balance Sheet Highlights Balance Sheet highlights, in millions, at period end 3/31/2015 12/31/2014 9/30/2014 6/30/2014 3/31/2014 Total assets $ 1,041.1 $ 1,026.5 $ 984.1 $ 989.0 $ 672.0 Cash and cash equivalents $ 134.2 $ 77.9 $ 60.9 $ 62.5 $ 46.5 Total current assets $ 222.1 $ 179.1 $ 144.3 $ 157.9 $ 126.0 Goodwill and intangible assets $ 364.1 $ 399.9 $ 426.7 $ 427.4 $ 169.2 Total liabilities $ 792.5 $ 759.2 $ 757.9 $ 745.4 $ 393.9 Current liabilities $ 234.6 $ 295.9 $ 218.9 $ 241.5 $ 177.4 Long-term debt $ 418.6 $ 332.1 $ 433.5 $ 410.5 $ 185.6 Shareholders’ Equity attributable to Cimpress NV $ 234.9 $ 256.2 $ 211.8 $ 232.5 $ 272.4 Treasury shares (in millions) 11.3 11.5 11.6 11.8 10.8 Consolidated 38

Q3 CapEx: $15.2M 39 1 Land, building and construction, leasehold improvements, and furniture and fixtures 2 Including printing presses and related equipment, finishing equipment, and automation. 3 IT infrastructure, software and office equipment Consolidated 36% FY15 YTD CapEx: $50.1M Q3 & YTD FY15 Capital Expenditures 14% 49% 37% 27% 46% 27%

Appendix Including a Reconciliation of GAAP to Non-GAAP Financial Measures

About Non-GAAP Financial Measures • To supplement Cimpress' consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Cimpress has used the following measures defined as non- GAAP financial measures by Securities and Exchange Commission, or SEC, rules: non-GAAP adjusted net income, adjusted EBITDA, free cash flow, trailing twelve month return on invested capital, constant- currency revenue growth and constant-currency revenue growth excluding revenue from fiscal 2014 and 2015 acquisitions. Please see the next slide for definitions of these items. • The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this release. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures.  • Cimpress' management believes that these non-GAAP financial measures provide meaningful supplemental information in assessing our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results, which could be non-cash charges or discrete cash charges that are infrequent in nature. These non-GAAP financial measures also have facilitated management’s internal comparisons to Cimpress' historical performance and our competitors’ operating results. 41

Non-GAAP Financial Measures Definitions Non-GAAP Measure Definition Non-GAAP Net Income/EPS The items excluded from the non-GAAP adjusted net income measurements are share-based compensation expense and its related tax effect, amortization of acquisition-related intangibles, tax charges related to the alignment of acquisition-related intellectual property with global operations, changes in unrealized gains and losses on derivative instruments (starting in Q1 FY 2014), non-cash currency gains and losses on intercompany financing arrangements and the related tax effect, the charge for the disposal of our minority investment in China, and the change in fair-value of contingent consideration and related currency impacts. Non-GAAP weighted average shares outstanding excludes the impact of unamortized share-based compensation included in the calculation of GAAP diluted weighted average shares outstanding. Free Cash Flow FCF = Cash Flow from Operations – Capital Expenditures – Purchases of Intangible assets not related to acquisitions – Capitalized Software Expenses + Payment of contingent consideration in excess of acquisition-date fair value Trailing Twelve Month Return on Invested Capital ROIC = NOPAT / (Debt + Redeemable Non-Controlling Interest + Total Shareholders Equity – Excess Cash) NOPAT is net operating profit after taxes (Operating Income less Tax Provision) Excess cash is cash and equivalents > 5% of last twelve month revenues; if negative, capped at zero Operating leases have not been converted to debt Non-GAAP TTM ROIC excludes share-based compensation expense and its related tax effect, amortization of acquisition-related intangibles, and the change in fair-value of contingent consideration. Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) Adjusted EBITDA = Net Income + Interest Expense (net) + Income Tax Expense + Depreciation and Amortization + Share-based compensation expense + Changes in unrealized loss (gain) on derivative instruments included in net income + Non-cash loss in equity interests + Loss on disposal of Namex investment + Change in fair value of contingent consideration - currency gain on contingent consideration liability - Non-cash gain on intercompany loans. Constant-Currency Revenue Growth Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar and excludes the impact of gains and losses on effective currency hedges recognized in revenue in the prior year periods. Constant Currency Revenue Growth, excluding TTM Acquisitions Constant-currency revenue growth excluding revenue from trailing twelve month acquisitions excludes the impact of currency as defined above and revenue from Printi, Digipri, Printdeal, Pixartprinting and FotoKnudsen. 42

Reconciliation: GAAP to Non-GAAP Results Net Income (Loss)

Quarterly, In thousands

	Fiscal Year 2012	Fiscal Year 2013				Fiscal Year 2014				Fiscal Year 2015		
	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3
GAAP Net Income attributable to Cimpress N.V.	$3,851	$(1,696)	$22,960	$5,866	$2,305	$412	$40,875	$1,375	$1,034	$23,694	$63,609	$8,611
Share-based compensation and related tax effect	$8,596	$8,445	$8,540	$8,353	$8,324	$8,576	$8,062	$5,773	$6,109	$5,769	$5,397	$6,006
Amortization of acquired intangible assets	$2,225	$2,178	$2,243	$2,275	$3,665	$2,200	$2,249	$2,228	$5,510	$6,539	$5,375	$4,650
Tax cost of transfer of intellectual property	$218		$2,164	$431	$(208)	$63	$1,468	$312	$477	$546	$1,235	$274
Changes in unrealized loss (gain) on derivative instruments included in net income						$4,856	$(1,155)	$(1,131)	$(2,145)	$(3,468)	$(14)	$(3,953)
Non-cash currency loss (gain) on intercompany loans and the related tax effect							$1,163	$(283)	$(295)	$(7,986)	$(7,205)	$3,178
Loss on disposal of Namex investment									$12,681	$—	$—	$—
Change in fair value of contingent consideration									$2,192	$3,677	$3,701	$7,512
Currency (gain) loss on contingent consideration liability									$(86)	$(683)	$(412)	$(1,183)
Non-GAAP Adjusted Net Income	$14,890	$8,927	$35,907	$16,925	$14,086	$16,107	$52,662	$8,274	$25,477	$28,088	$71,686	$25,095

*Our non-GAAP results for the periods Q4 FY14-Q3 FY15 have been recast to exclude the currency (gain)/loss on our contingent consideration liability.

43

Reconciliation: GAAP to Non-GAAP Results Earnings per Diluted Share

Quarterly

	Fiscal Year 2012	Fiscal Year 2013				Fiscal Year 2014				Fiscal Year 2015		
	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3
GAAP Net Income per share attributable to Cimpress N.V.	$0.10	$(0.05)	$0.66	$0.17	$0.07	$0.01	$1.18	$0.04	$0.03	$0.71	$1.89	$0.25
Share-based Compensation and related tax effect per share	$0.23	$0.24	$0.24	$0.24	$0.24	$0.25	$0.22	$0.17	$0.18	$0.17	$0.16	$0.17
Amortization of acquired intangible assets per share	$0.06	$0.06	$0.06	$0.06	$0.11	$0.06	$0.06	$0.06	$0.16	$0.19	$0.15	$0.13
Tax cost of transfer of intellectual property per share	$0.01	-	$0.06	$0.01	$(0.01)		$0.04	$0.01	$0.01	$0.02	$0.03	$0.01
Changes in unrealized loss (gain) on derivative instruments included in net income per share						$0.14	$(0.03)	$(0.03)	$(0.06)	$(0.10)	$—	$(0.11)
Non-cash currency loss (gain) on intercompany loans and the related tax effect per share							$0.03	$(0.01)	$(0.01)	$(0.23)	$(0.21)	$0.09
Loss on disposal of Namex investment									$0.37	$—	$—	$—
Change in fair value of contingent consideration									$0.07	$0.10	$0.10	$0.22
*Currency (gain) loss on contingent consideration liability**										$(0.02)	$(0.01)	$(0.04)
Non-GAAP Adjusted Net Income per share attributable to Cimpress N.V.	$0.40	$0.25	$1.02	$0.48	$0.41	$0.46	$1.50	$0.24	$0.75	$0.84	$2.11	$0.72
Weighted average shares used in computing Non-GAAP EPS (millions)	37.620	35.793	35.156	35.217	34.633	35.005	35.118	34.857	34.195	33.606	34.084	34.641

*Our non-GAAP results for the periods Q4 FY14-Q3 FY15 have been recast to exclude the currency (gain)/loss on our contingent consideration liability.

44

Reconciliation: Free Cash Flow Q3 FY14 Q3 FY15 Net cash provided by operating activities $3,142 $1,570 Purchases of property, plant and equipment $(11,830) $(15,153) Purchases of intangible assets not related to acquisitions $(83) $(56) Capitalization of software and website development costs $(2,920) $(5,068) Payment of contingent consideration in excess of acquisition-date fair value $— $1,249 Free cash flow $(11,691) $(17,458) In thousands 45

Reconciliation: TTM Free Cash Flow TTM Q3 FY13 TTM Q4 FY13 TTM Q1 FY14 TTM Q2 FY14 TTM Q3 FY14 TTM Q4 FY14 TTM Q1 FY15 TTM Q2 FY15 TTM Q3 FY15 Net cash provided by operating activities $122,659 $140,012 $133,239 $139,733 $134,740 $148,580 $201,323 $244,520 $242,948 Purchase of property, plant, and equipment $(80,005) $(78,999) $(68,817) $(65,800) $(66,475) $(72,122) $(71,229) $(64,905) $(68,228) Purchases of intangible assets not related to acquisitions $(519) $(750) $(816) $(499) $(500) $(253) $(263) $(279) $(252) Capitalization of software and website development costs $(6,740) $(7,667) $(8,180) $(8,946) $(9,427) $(9,749) $(11,474) $(12,779) $(14,927) Payment of contingent consideration in excess of acquisition-date fair value $1,249 Free Cash Flow $35,395 $52,596 $55,426 $64,488 $58,338 $66,456 $118,357 $166,557 $160,790 46 In thousands

Reconciliation: TTM ROIC

In thousands, except percentages

	TTM Q3FY13	TTM Q4FY13	TTM Q1FY14	TTM Q2FY14	TTM Q3FY14	TTM Q4FY14	TTM Q1FY15	TTM Q2FY15	TTM Q3FY15
Operating Income	$48,110	$46,124	$54,299	$73,780	$69,286	$85,914	$94,385	$101,751	$100,853
Tax Provision	$11,989	$9,387	$10,068	$7,884	$6,619	$10,590	$12,007	$9,852	$10,429
Net Operating Profit After Taxes (NOPAT)	$36,121	$36,737	$44,231	$65,896	$62,667	$75,324	$82,378	$91,899	$90,424
SBC incl. tax effect	$33,934	$33,662	$33,793	$33,315	$30,735	$28,520	$25,713	$23,048	$23,281
Amortization of acq.-related intangibles	$8,921	$10,361	$10,383	$10,389	$10,342	$12,187	$16,526	$19,652	$22,074
Change in fair value of contingent consideration	$—	$—	$—	$—	$—	$2,192	$5,869	$9,570	$17,082
Non-GAAP NOPAT	$78,976	$80,760	$88,407	$109,600	$103,744	$118,223	$130,486	$144,169	$152,861
Average Invested Capital[1]	$432,621	$437,925	$442,793	$450,819	$459,360	$525,201	$575,837	$611,617	$647,401
GAAP ROIC	8%	8%	10%	15%	14%	14%	14%	15%	*14%*
Non-GAAP ROIC	18%	18%	20%	24%	23%	23%	23%	24%	*24%*

[1]See explanation of average invested capital on next slide.

In Q1 FY15, we updated our definition of ROIC to include invested capital inclusive of redeemable non-controlling interests, which date back to Q4 FY14.

In Q3 FY15 we corrected an error in our ROIC calculation where we had not properly excluded excess cash from the calculation of average invested capital. This resulted in adjustments to our previously reported Q2 FY15 and Q3 FY15 TTM ROIC results.

47

Reconciliation: Average Invested Capital

In thousands, except percentages

	Q4FY12	Q1FY13	Q2FY13	Q3FY13	Q4FY13	Q1FY14	Q2FY14	Q3FY14	Q4FY14	Q1FY15	Q2FY15	Q3FY15
Total Debt	$229,000	$259,314	$230,500	$238,500	$238,750	$270,000	$204,500	$201,953	$448,059	$447,870	$346,949	$430,478
Redeemable Non-Controlling Interest	$0	$0	$0	$0	$0	$0	$0	$0	$11,160	$10,109	$9,466	$12,698
Total Shareholders Equity	$189,287	$199,186	$209,895	$201,684	$189,561	$206,715	$260,288	$272,395	$232,457	$216,185	$257,835	$235,927
Excess Cash[1]	$(11,190)	$(6,353)	$(9,339)	$0	$0	$(5,093)	$(1,628)	$0	$0	$0	$(7,972)	$(61,617)
Invested Capital[3]	$407,097	$452,147	$431,056	$440,184	$428,311	$471,622	$463,160	$474,348	$691,676	$674,164	$606,278	$617,486
Average Invested Capital[2 3]		$414,392	$423,884	$432,621	$437,925	$442,793	$450,819	$459,360	$525,201	$575,837	$611,617	$647,401

[1]Excess cash is cash and equivalents > 5% of last twelve month revenues; if negative, capped at zero

[2]Average invested capital represents a four quarter average of total debt, redeemable non-controlling interests and total shareholder equity, less excess cash

[3]In Q3 FY15 we corrected an error where we had not properly excluded excess cash from the calculation of average invested capital. This resulted in adjustments to our previously reported Q2 FY15 and Q3 FY15 average invested capital and TTM ROIC results.

48

Reconciliation: Adjusted EBITDA[1,2]

Quarterly, in thousands

	Q4FY12	Q1FY13	Q2FY13	Q3FY13	Q4FY13	Q1FY14	Q2FY14	Q3FY14	Q4FY14	Q1FY15	Q2FY15	Q3FY15
GAAP net income	$ 3,851	$ (1,697)	$ 22,960	$ 5,866	$ 2,305	$ 412	$ 40,875	$ 1,341	$ 688	$ 23,418	$ 62,861	$ 7,925
Interest expense (net)	$ 758	1,162	1,263	$ 1,283	$ 1,621	$ 1,577	$ 1,566	$ 1,725	$ 2,806	$ 3,345	$ 3,032	$ 3,131
Income tax expense	1,401	$ 134	8,189	$ 2,264	$ (1,199)	$ 815	$ 6,005	$ 999	$ 2,772	$ 2,232	$ 3,850	$ 1,576
Depreciation and amortization	16,062	14,658	16,166	$ 16,169	$ 17,332	$ 15,625	$ 16,839	$ 16,881	$ 22,936	$ 24,459	$ 22,895	$ 22,325
Share-based compensation expense	8,411	8,267	8,350	$ 8,170	$ 8,141	$ 8,385	$ 7,874	$ 5,591	$ 5,936	$ 5,742	$ 6,384	$ 6,638
Changes in unrealized (gain) loss on derivative instruments included in net income	$ —	$ —	$ —	$ —	$ —	$ 4,856	$ (1,155)	$ (1,131)	$ (2,145)	$ (3,468)	$ (14)	$ (3,953)
Change in fair value of contingent consideration	$ —	(289)	(291)	$ —	$ —	$ —	$ —	$ —	$ 2,192	$ 3,677	$ 3,701	$ 7,512
Currency (gain) loss on contingent consideration liability	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ (86)	$ (683)	$ (412)	$ (1,183)
Non-cash loss in equity interests	$ —	$ 125	$ 318	$ 580	$ 886	$ 779	$ 867	$ 1,058	$ —	$ —	$ —	$ —
Loss on disposal of Namex investment	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 12,681	$ —	$ —	$ —
Non-cash currency (gain) loss on intercompany loans	$ —	$ —	$ —	$ —	$ —	$ —	$ 1,294	$ (322)	$ (317)	$ (9,227)	$ (8,141)	$ 3,225
Adjusted EBITDA	**$ 30,483**	**$ 22,361**	**$ 56,956**	**$ 34,332**	**$ 29,086**	**$ 32,450**	**$ 74,164**	**$ 26,142**	**$ 47,463**	**$ 49,494**	**$ 94,156**	**$ 47,195**

[1]This deck uses the definition of Adjusted EBITDA as outlined above and therefore does not include the pro forma impact of acquisitions; however, the senior unsecured notes' covenants allow for the inclusion of pro forma impacts to Adjusted EBITDA.
[2]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to non-controlling interests. This is to most clossely align to our debt covenant and cash flow reporting.

49

Reconciliation: Adjusted EBITDA[1,2]

TTM, in thousands

	TTM Q3FY13	TTM Q4FY13	TTM Q1FY14	TTM Q2FY14	TTM Q3FY14	TTM Q4FY14	TTM Q1FY15	TTM Q2FY15	TTM Q3FY15
GAAP net income	$30,981	$29,435	$31,543	$49,458	$44,933	$43,316	$66,321	$88,308	$94,892
Interest expense (net)	$4,467	$5,329	$5,744	$6,046	$6,489	$7,674	$9,442	$10,908	$12,314
Income tax expense	$11,988	$9,387	$10,068	$7,885	$6,620	$10,590	$12,007	$9,852	$10,430
Depreciation and amortization	$63,055	$64,325	$65,293	$65,966	$66,678	$72,282	$81,116	$87,172	$92,616
Share-based compensation expense	$33,198	$32,928	$33,046	$32,570	$29,991	$27,786	$25,143	$23,654	$24,700
Changes in unrealized (gain) loss on derivative instruments included in net income	$0	$0	$4,856	$3,701	$2,570	$425	$(7,899)	$(6,758)	$(9,580)
Change in fair value of contingent consideration	$(580)	$(580)	$(291)	$0	$0	$2,192	$5,869	$9,570	$17,082
Currency (gain) loss on contingent consideration liability	$0	$0	$0	$0	$0	$(86)	$(769)	$(1,181)	$(2,363)
Non-cash loss in equity interests	$1,024	$1,910	$2,563	$3,112	$3,590	$2,704	$1,925	$1,058	$0
Loss on disposal of Namex investment	$0	$0	$0	$0	$0	$12,681	$12,681	$12,681	$12,681
Non-cash currency (gain) loss on intercompany loans	$0	$0	$0	$1,294	$971	$654	$(8,573)	$(18,008)	$(14,461)
Adjusted EBITDA	**$144,132**	**$142,734**	**$152,823**	**$170,032**	**$161,842**	**$180,220**	**$197,264**	**$217,256**	**$238,309**

[1]This deck uses the definition of Adjusted EBITDA as outlined above and therefore does not include the pro forma impact of acquisitions; however, the senior unsecured notes' covenants allow for the inclusion of pro forma impacts to Adjusted EBITDA.
[2]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to non-controlling interests. This is to most clossely align to our debt covenant and cash flow reporting.

50

EUROPE Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Q3 FY15 Reported revenue growth 18% 12% 11% 8% 3% 6% 1% (4)% 50% 46% 30% 28% Currency impact 12% 11% 3% —% (1)% (4)% (3)% (3)% (7)% (1)% 11% 16% Revenue growth in constant currency 30% 23% 14% 8% 2% 2% (2)% (7)% 43% 45% 41% 44% Impact of TTM acquisitions (2)% (45)% (44)% (37)% (39)% Revenue growth in constant currency ex. TTM acquisitions (2)% 1% 4% 5% Reconciliation: Constant-Currency/ex. TTM Acquisition Revenue Growth Rates OTHER Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Q3 FY15 Reported revenue growth 28% 28% 26% 6% 4% (11)% (5)% (3)% 3% 14% 22% 6% Currency impact 5% 1% (2)% 4% 4% 13% 11% 13% 5% (1)% 5% 15% Revenue growth in constant currency 33% 29% 24% 10% 8% 2% 6% 10% 8% 13% 27% 21% Impact of TTM joint ventures (17)% (7)% Revenue growth in constant currency ex. TTM joint ventures 33% 29% 24% 10% 8% 2% 6% 10% 8% 13% 10% 14% 51 Quarterly

TOTAL COMPANY Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Q3 FY15 Reported revenue growth 20% 18% 16% 12% 12% 9% 6% (1)% 21% 21% 19% 19% Currency impact 5% 5% 1% 0% 0% 0% 0% 0% (2)% 0% 4% 7% Revenue growth in constant currency 25% 23% 17% 12% 12% 9% 6% (1)% 19% 21% 23% 26% Impact of TTM acquisitions and joint ventures (15)% (15)% (16)% (15)% Revenue growth in constant currency ex. TTM acquisitions and joint ventures (1)% 4% 6% 7% 11% Reported revenue growth rate, ex. TTM Acquisitions and joint ventures 6% 6% 3% 4% Reconciliation: Constant-Currency/ex. TTM Acquisition Revenue Growth Rates Quarterly NORTH AMERICA Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Q3 FY15 Reported revenue growth 20% 22% 20% 15% 18% 14% 13% 2% 6% 8% 9% 14% Currency impact 1% 0% 0% 0% 0% 1% 1% 1% 1% 0% 1% 1% Revenue growth in constant currency 21% 22% 20% 15% 18% 15% 14% 3% 7% 8% 10% 15% 52

FY2012 FY2013 FY2014 FY2015 YTD Reported revenue growth 25% 14% 9% 19% Currency impact 0% 2% (1)% 4% Revenue growth in constant currency 25% 16% 8% 23% Impact of TTM acquisitions and joint ventures (5)% (4)% (4)% (15)% Revenue growth in constant currency ex. TTM acquisitions and joint ventures 20% 12% 4% 8% Reconciliation: Constant-Currency/ex. TTM Acquisition Revenue Growth Rates 53 Annual